SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 August 24, 2000
                Date of Report (Date of earliest event reported)



                                  ConAgra, Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                         1-7275                     47-0248710
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


       One ConAgra Drive, Omaha, Nebraska                        68102-5001
       (Address of principal executive offices)                  (Zip Code)

               Registrant's telephone number, including area code
                                 (402) 595-4000


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Item 2.   Acquisition or Disposition of Assets.

         On August 24, 2000, ConAgra, Inc., a Delaware corporation ("ConAgra"), and International Home Foods, Inc., a Delaware corporation ("International Home Foods"), consummated a merger whereby International Home Foods merged with and into a wholly owned subsidiary of ConAgra pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of June 22, 2000. A copy of the Certificate of Merger filed with the Delaware Secretary of State is attached hereto as Exhibit 3.1.

         In the merger, each share of International Home Foods common stock, par value $0.01 per share, was converted into the right to receive .54692 of a share of ConAgra common stock and $11.00 in cash. ConAgra will issue approximately 41 million shares of ConAgra common stock in exchange for the shares of International Home Foods common stock. ConAgra funded the cash portion of the consideration received by International Home Foods stockholders with working capital.

         ConAgra issued a press release announcing the consummation of the merger on August 24, 2000, a copy of which is attached hereto as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

     (a) Financial statements of business acquired attached hereto as Exhibits 99.2, 99.3 and 99.4.

     (b) Pro forma financial information.

         The unaudited pro forma combined condensed financial statements, which give effect to the acquisition of International Home Foods by ConAgra under the purchase method of accounting, are attached hereto as Exhibit 99.5.

     (c) Exhibits.

         2.1 Agreement and Plan of Merger among ConAgra, Inc., CAG Acquisition Sub, Inc., and International Home Foods, Inc., dated as of June 22, 2000, incorporated by reference to ConAgra's Current Report on Form 8-K dated June 22, 2000.

         3.1      Certificate of Merger.

         23.1     Consent of PricewaterhouseCoopers LLP.

         99.1     Press   Release   dated   August   24,   2000  announcing  the
                  consummation of the Merger.

         99.2 The audited consolidated financial statements comprising the International Home Foods consolidated balance sheet at December 31, 1999, and the International Home Foods consolidated statements of income, stockholders' equity, and cash flows and notes to consolidated financial statements for the year ended December 31, 1999.

         99.3 The International Home Foods unaudited consolidated financial statements comprising the International Home Foods consolidated balance sheet at March 31, 1999 and the International Home Foods consolidated statements of income and cash flows and notes to consolidated financial statements for the three months ended March 31, 1999 and 2000 (previously included in pages 3 through 13 of International Home Foods' Quarterly Report on Form 10-Q for the quarter ended March 31,
                  2000).

         99.4 The International Home Foods unaudited consolidated financial statements comprising the International Home Foods consolidated balance sheet at June 30, 2000 and the International Home Foods consolidated statements of income and cash flows and notes to consolidated financial statements for the six months ended June 30, 1999 and 2000 (previously included in pages 2 through 13 of International Home Foods' Quarterly Report on Form 10-Q for the quarter ended June 30,
                  2000).

         99.5 The unaudited pro forma combined condensed financial statements, which give effect to the acquisition of International Home Foods by ConAgra under the purchase method of accounting.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONAGRA, INC.

August 24, 2000
                                          By:    /s/  James P. O'Donnell
                                          Name:   James P. O'Donnell
                                          Title:  Executive Vice President,
                                                  Chief Financial Officer
                                                  and Corporate Secretary


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                                  EXHIBIT INDEX

   Exhibit                               Description

     2.1 Agreement and Plan of Merger among ConAgra, Inc., CAG Acquisition Sub, Inc., and International Home Foods, Inc., dated as of June 22, 2000, incorporated by reference to ConAgra's Current Report on Form 8-K dated June 22, 2000.

     3.1      Certificate of Merger.

     23.1     Consent of PricewaterhouseCoopers LLP.

     99.1 Press Release dated August 24, 2000 announcing the consummation of the Merger.

     99.2 The audited consolidated financial statements comprising the International Home Foods consolidated balance sheet at December 31, 1999, and the International Home Foods consolidated statements of income, stockholders' equity, and cash flows and notes to consolidated financial statements for the year ended December 31, 1999.

     99.3 The International Home Foods unaudited consolidated financial statements comprising the International Home Foods consolidated balance sheet at March 31, 1999 and the International Home Foods consolidated statements of income and cash flows and notes to consolidated financial statements for the three months ended March 31, 1999 and 2000 (previously included in pages 3 through 13 of International Home Foods' Quarterly Report on Form 10-Q for the quarter ended March 31, 2000).

     99.4 The International Home Foods unaudited consolidated financial statements comprising the International Home Foods consolidated balance sheet at June 30, 2000 and the International Home Foods consolidated statements of income and cash flows and notes to consolidated financial statements for the six months ended June 30, 1999 and 2000 (previously included in pages 3 through 13 of International Home Foods' Quarterly Report on Form 10-Q for the quarter ended June 30, 2000).

     99.5 The unaudited pro forma combined condensed financial statements, which give effect to the acquisition of International Home Foods by ConAgra under the purchase method of accounting.